UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2012

Allied World Assurance Company Holdings, AG
__________________________________________
(Exact name of registrant as specified in its charter)

Switzerland	001-32938	98-0681223
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Lindenstrasse 8, Baar/Zug, Switzerland		6340
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+41-41-768-1080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2012, Mr. David Bell, Chief Operating Officer of Allied World Assurance Company Holdings, AG (the “Company”), resigned to pursue other interests in Montana. Mr. Bell will remain with the Company until May 1, 2012 in order to provide assistance during the transition period.

Effective as of March 1, 2012, Mr. John J. McElroy was promoted to Chief Operating Officer of the Company. In this role, he will oversee the Company’s operations and administration, information technology, ceded reinsurance and new product development on a global basis.  Further biographical and other information about Mr. McElroy is contained in the Company’s preliminary proxy statement for its 2012 Annual Shareholder Meeting, which was filed with the U.S. Securities and Exchange Commission on March 5, 2012 (the “Proxy Statement”). Mr. McElroy’s employment agreement is on substantially the same terms and conditions as certain of the Company’s other executive officers and a description thereof is included in the Proxy Statement.

In connection with his promotion, the Company and Mr. McElroy will enter into an amendment to his employment agreement that will require Mr. McElroy to spend at least 10% of his annual working time in Switzerland. The amendment will be on substantially the same terms and conditions as the Company’s other executive officers that are required to work part-time in Switzerland. The amendment will not change Mr. McElroy’s aggregate compensation.

The Company and Mr. McElroy will also enter into an indemnification agreement providing for indemnification and expense advancement and will include related provisions meant to facilitate his receipt of such benefits. The indemnification agreement will also provide that the Company will indemnify Mr. McElroy against claims arising out of his service to the Company to the fullest extent allowed under Swiss law (except in certain limited circumstances). The indemnification agreement will be on substantially the same terms and conditions as the indemnification agreements that the Company has entered into with its directors and other executive officers.

The Company is not aware of Mr. McElroy or any of his immediate family members participating in any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On March 7, 2012, the Company issued a press release announcing several strategic changes to the Company’s executive management team.

The press release is furnished herewith as Exhibit 99.1. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press release, dated March 7, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied World Assurance Company Holdings, AG

March 7, 2012	By:	/s/ Wesley D. Dupont

Name: Wesley D. Dupont
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated March 7, 2012.